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                                 EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS



     We consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form SB-2 (File No. 333-85547) of our report dated March 14, 2000, on our audits of the consolidated financial statements of Suite101.com, Inc. and Subsidiaries.


                                           /s/ N.I. Cameron Inc.
                                           Chartered Accountants


Vancouver, BC
March 28, 2000